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                                                                   EXHIBIT 23(B)





                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS





The Phoenix Resource Companies, Inc.:


               As independent petroleum engineers, we hereby consent to all references to our firm in the Annual Report on Form 10-K of The Phoenix Resource Companies, Inc. (the "Company") for the fiscal year ended December 31, 1995.


                                        NETHERLAND, SEWELL & ASSOCIATES, INC.





                                        By  /s/ Clarence M. Netherland
                                           ------------------------------------
                                             Clarence M. Netherland, Chairman



Dallas, Texas
February 29, 1996